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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 9, 1996
                                                           ------------


                              BANPONCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)




         COMMONWEALTH OF PUERTO RICO     NO. 0-13818     NO. 66-0416582
         ---------------------------     -----------     --------------
         (State or other jurisdiction    (Commission     (IRS Employer
              of incorporation)         File Number)  Identification No.)


                   209 MUNOZ RIVERA AVENUE
                    HATO REY, PUERTO RICO                     00918
                    ---------------------                     -----
         (Address of principal executive offices)           (Zip Code)




      Registrant's telephone number, including area code:  (787) 765-9800
                                                           --------------



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5. Other Events
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        On July 9, 1996, BanPonce Corporation (the "Corporation") announced by way of a news release, its operational results for the quarter and six-month period ended June 30, 1996. A copy of the Corporation's release, dated July 9, 1996, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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        (c) Exhibits

        99(a) News release, dated July 9, 1996, announcing the Corporation and subsidiaries earnings for the quarter and six-month period ended June 30, 1996.

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                                   SIGNATURE





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BANPONCE CORPORATION
                                        (Registrant)





Date:  July 9, 1996                    By:  /S/Amilcar L. Jordan, Esq.
       ------------                         -----------------------------------
                                            Name :  Amilcar L. Jordan, Esq.
                                            Title:  Senior Vice President and
                                                    Comptroller

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                                 Exhibit Index
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
Exhibit Number                  Description
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

99(a)                           News release, dated July 9, 1996